SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

(214) 981-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed from last report)

Item 5. Other Events and Regulation FD Disclosure.

     On April 20, 2004, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter and twelve months ended March 31, 2004. A copy of the Corporation’s press release announcing these results is attached as Exhibit 99.1 hereto. The attachments to the press release identified as attachments 1, 2, 3, 4, 5, 6, 7 and 8 are hereby incorporated in this Item 5 by reference. No other information from the press release is incorporated in this Item 5.

Item 7. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated April 20, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 20, 2004, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter and twelve months ended March 31, 2004. A copy of the Corporation’s press release announcing these results is attached as Exhibit 99.1 hereto and is hereby incorporated in this Item 12 in its entirety by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ Raymond G. Smerge Name: Raymond G. Smerge Title: Executive Vice President, Chief Legal Officer and Secretary

Date: April 20, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 20, 2004.